SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 30, 2023
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

OPERATIONS

We are a holding company whose subsidiaries supply products primarily made from wood, wood and non-wood composites, and other materials to three markets: retail, construction and packaging. Founded in 1955, we are headquartered in Grand Rapids, Michigan, with affiliates throughout North America, Europe, Asia and Australia.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements, have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and with the rules and regulations of the Securities and Exchange Commission (the "SEC"), represent our assets and liabilities and operating results. The consolidated financial statements include our accounts and those of our wholly-owned and majority-owned subsidiaries and partnerships. All significant intercompany balances and transactions have been eliminated in consolidation.

We consolidate entities in which we have a controlling financial interest. In determining whether we have a controlling financial interest in a partially owned entity and the requirement to consolidate the accounts of that entity, we consider factors such as ownership interest, board representation, management representation, authority to make decisions, and contractual and substantive participating rights of the partners/members as well as whether the entity is a variable interest entity (“VIE”) and whether we are the primary beneficiary. The primary beneficiary of a VIE is the entity that has (i) the power to direct the activities that most significantly impact the entity's economic performance and (ii) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could be significant to the VIE. The primary beneficiary is required to consolidate the VIE. We account for unconsolidated VIEs using the equity method of accounting.

As a result of the investment in Dempsey on June 27, 2022, we own 50% of the issued equity of that entity, and the remaining 50% of the issued equity is owned by the previous owners (“Sellers”). The investment in Dempsey is an unconsolidated variable interest entity and we have accounted for it using the equity method of accounting because we do not have a controlling financial interest in the entity. Per the contracts, the Sellers have a put right to sell their equity interest to us for $50 million and we have a call right to purchase the Seller’s equity interest for $70 million, which are both first exercisable in June 2025 and expire in June 2030. As of December 30, 2023, the carrying value of our investment in Dempsey is $61.4 million and is recorded in Other Assets. Our maximum exposure to loss consists of our investment amount and any contingent loss that may occur in the future as a result of a change in the fair value of Dempsey relative to the strike price of the put option.

NONCONTROLLING INTEREST IN SUBSIDIARIES

Noncontrolling interest in results of operations of consolidated subsidiaries represents the noncontrolling shareholders’ share of the income or loss of various consolidated subsidiaries. The noncontrolling interest reflects the original investment by these noncontrolling shareholders combined with their proportional share of the earnings or losses of these subsidiaries, net of distributions paid.

FISCAL YEAR

Our fiscal year is a 52 or 53 week period, ending on the last Saturday of December. Unless otherwise stated, references to 2023, 2022, and 2021 relate to the fiscal years ended December 30, 2023, December 31, 2022, and December 25, 2021, respectively. Fiscal year 2023 was comprised of 52 weeks, fiscal year 2022 was comprised of 53 weeks and fiscal year 2021 was comprised of 52 weeks.

FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

We follow ASC Topic 820, Fair Value Measurements and Disclosures, which provides a consistent definition of fair value, focuses on exit price, prioritizes the use of market-based inputs over entity-specific inputs for measuring fair value and establishes a three-tier hierarchy for fair value measurements. This topic requires fair value measurements to be classified and disclosed in one of the following three categories:

●	Level 1 — Financial instruments with unadjusted, quoted prices listed on active market exchanges.
●	Level 2 — Financial instruments lacking unadjusted, quoted prices from active market exchanges, including over-the-counter traded financial instruments. Financial instrument values are determined using prices for recently traded financial instruments with similar underlying terms and direct or indirect observational inputs, such as interest rates and yield curves at commonly quoted intervals.
●	Level 3 — Financial instruments not actively traded on a market exchange and there is little, if any, market activity. Values are determined using significant unobservable inputs or valuation techniques.

Our investment portfolio includes restricted investments within our wholly-owned subsidiary, Ardellis Insurance Ltd. There are $24.8 million of restricted investments recorded as of December 30, 2023.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of cash and highly liquid investments purchased with an original maturity of three months or less.

INVESTMENTS

Investments are deemed to be "available for sale" and are, accordingly, carried at fair value being the quoted market value.

ACCOUNTS RECEIVABLE AND ALLOWANCES

We perform periodic credit evaluations of our customers and generally do not require collateral. Accounts receivable are due under a range of terms we offer to our customers. Discounts are offered, in most instances, as an incentive for early payment.

We base our allowances related to receivables on historical credit and collections experience, reasonable and supportable forecasts, and the specific identification of other potential problems, including the general economic climate. Actual collections can differ, requiring adjustments to the allowances. Individual accounts receivable balances are evaluated on a monthly basis, and those balances considered uncollectible are charged to the allowance.

The following table presents the activity in our accounts receivable allowances (in thousands):

		Additions
		Charged to
	Beginning	Costs and		Ending
	Balance	Expenses	Deductions*	Balance
Year Ended December 30, 2023:
Allowance for possible losses on accounts receivable	$11,727	$56,522	$(63,116)	$5,133
Year Ended December 31, 2022:
Allowance for possible losses on accounts receivable	$5,085	$79,862	$(73,220)	$11,727
Year Ended December 25, 2021:
Allowance for possible losses on accounts receivable	$4,629	$66,883	$(66,427)	$5,085
*	Includes accounts charged off, discounts given to customers and actual customer returns and allowances.

We record estimated sales returns, discounts, and other applicable adjustments as a reduction of net sales in the same period revenue is recognized.

Accounts receivable retainage amounts related to long term construction contracts totaled $8.2 million and $8.0 million as of December 30, 2023 and December 31, 2022, respectively. All amounts are expected to be collected within 18 months. Concentration of accounts receivable related to our two largest customers totaled $118.0 million and $131.0 million as of December 30, 2023 and December 31, 2022, respectively.

RECENTLY ISSUED ACCOUNTING GUIDANCE

In December 2023, the FASB issued ASU 2023-09, "Income Taxes (Topic 740): Improvements to Income Tax Disclosures," which is intended to enhance the transparency, decision usefulness and effectiveness of income tax disclosures. The amendments in this ASU require a public entity to disclose a tabular tax rate reconciliation, using both percentages and currency, with specific categories. A public entity is also required to provide a qualitative description of the states and local jurisdictions that make up the majority of the effect of the state and local income tax category and the net amount of income taxes paid, disaggregated by federal, state and foreign taxes and also disaggregated by individual jurisdictions. The amendments also remove certain disclosures that are no longer considered cost beneficial. The amendments are effective prospectively for annual periods beginning after December 15, 2024, and early adoption and retrospective application are permitted. Although the ASU only modifies our required income tax disclosures, we are currently evaluating the impact of adopting this guidance on the consolidated financial statements.

In November 2023, the FASB issued ASU 2023-07, "Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures," which is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment's profit or loss to assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity's segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker ("CODM"), clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures, providing new disclosure requirements for entities with a single reportable segment, and requiring other new disclosures. The amendments are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024, and early adoption is permitted. Although the ASU only requires additional disclosures about the Company's operating segments, we are currently evaluating the impact of adopting this guidance on the consolidated financial statements.

In October 2021, the FASB issued ASU 2021-08, Business Combinations (Topic 805), Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. The ASU requires that an acquirer recognize and measure contract assets and contract liabilities in a business combination in accordance with Topic 606. The ASU is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years and has been applied prospectively to all business combinations occurring after this date.

INVENTORIES

Inventories are stated at the lower of cost or net realizable value. The cost of inventories includes raw materials, direct labor, and manufacturing overhead and is determined using the weighted average cost method. Raw materials consist primarily of unfinished wood products and other materials expected to be manufactured or treated prior to sale, while finished goods represent various manufactured and treated wood products ready for sale. We have inventory on consignment at customer locations valued at $23.2 million as of December 30, 2023 and $27.9 million as of December 31, 2022.

We write down the value of inventory, the impact of which is reflected in cost of goods sold in the Consolidated Statement of Earnings and Comprehensive Income, if the cost of specific inventory items on hand exceeds the amount we expect to realize from the ultimate sale or disposal of the inventory. These estimates are based on management's judgment regarding future demand and market conditions and analysis of historical experience.

PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment are stated at cost. Expenditures for renewals and betterments are capitalized, and maintenance and repairs are expensed as incurred. The components of property, plant and equipment as of December 30, 2023 and December 31, 2022 were as follows:

	Year Ended
	December 30,	December 31,
	2023	2022
Land and improvements	$185,188	$171,729
Building and improvements	400,232	355,228
Machinery and equipment	884,880	708,095
Furniture and fixtures	26,275	23,186
Construction in progress	62,729	121,730
Total Property, Plant and Equipment, Gross	$1,559,304	$1,379,968

Amortization of assets held under finance leases is included in depreciation and amortized over the shorter of the estimated useful life of the asset or the lease term. Depreciation is computed principally by the straight-line method over the estimated useful lives of the assets as follows:

Land improvements	5 to 15 years
Buildings and improvements	10 to 32 years
Machinery, equipment and office furniture	2 to 20 years

Software costs are included in machinery and equipment on the balance sheet with gross amounts and accumulated amortization totaling $5.8 million and $5.7 million as of December 30, 2023, and $5.7 million and $5.4 million as of December 31, 2022, respectively.

LONG-LIVED ASSETS

In accordance with ASC 360, Property, Plant, and Equipment (“ASC 360”), when an indicator of potential impairment exists, we evaluate the recoverability of our long-lived assets by determining whether unamortized balances could be recovered through undiscounted future operating cash flows over the remaining lives of the assets. If the sum of the expected future cash flows was less than the carrying value of the assets, an impairment loss would be recognized for the excess of the carrying value over the fair value.

GOODWILL

Goodwill represents the excess of the purchase price over the fair value of net tangible and identifiable intangible assets of acquired businesses. Goodwill and intangible assets deemed to have indefinite lives are not amortized and are subject to impairment tests at least annually in accordance with ASC 350, Intangibles-Goodwill and Other. We review the carrying amounts of goodwill and other non-amortizable intangibles by reporting unit to determine if such assets may be impaired. As of the date of the most recent goodwill impairment test, which utilized data and assumptions as of September 30, 2023, it was determined that the fair values exceed the carrying values and there were no indicators for impairment for all of our reporting units. In the fourth quarter of 2022, we recorded a non-cash goodwill impairment charge of $2.5 million related to the Italian reporting unit within our all other segment. Subsequently, the Italian reporting unit was divested in 2023. We believe we have sufficient available information, both current and historical, to support our assumptions, judgments and estimates used in the goodwill impairment test.

Our annual testing date for evaluating goodwill and indefinite-lived intangible asset impairment is the first day of our fourth fiscal quarter for all reporting units. Additionally, we review various triggering events throughout the year to determine whether a mid-year impairment analysis is required.

FOREIGN CURRENCY

Our foreign operations use the local currency as their functional currency. Accordingly, assets and liabilities are translated at exchange rates as of the balance sheet date and revenues and expenses are translated using weighted average rates, with translation adjustments included as a separate component of shareholders’ equity. Gains and losses arising from re-measuring foreign currency transactions are included in earnings.

INSURANCE RESERVES

Our wholly-owned insurance company, Ardellis Insurance Ltd.(“Ardellis”), was incorporated on April 21, 2001 under the laws of Bermuda and is licensed as a Class 3A insurer under the Insurance Act 1978 of Bermuda.  On April 14, 2017 the U.S. Branch of Ardellis Insurance Ltd. was granted its Certificate of Authority to transact property and casualty insurance lines as an admitted carrier in the State of Michigan.

We are primarily self-insured for certain employee health benefits, and have self-funded retentions for general liability, automobile liability, property and workers’ compensation. We are fully self-insured for environmental liabilities. The general liability, automobile liability, property, workers’ compensation, and certain environmental liabilities are managed through Ardellis; the related assets and liabilities of which are included in the consolidated financial statements as of December 30, 2023 and December 31, 2022. Our policy is to accrue amounts equal to actuarially determined or internally computed liabilities. The actuarial and internal valuations are based on historical information along with certain assumptions about future events. Changes in assumptions for such matters as legal actions, medical cost trends, and changes in claims experience could cause these estimates to change in the future.

In addition to providing coverage for the Company, Ardellis provides Excess Loss Insurance (primarily medical and prescription drug) and Excess General Liability and Property Insurance to certain third parties. As of December 30, 2023, Ardellis had 207 such contracts in place. Reserves associated with these contracts were $7.5 million at December 30, 2023, and $5.0 million at December 31, 2022, and are accrued based on third party actuarial valuations of the expected future liabilities.

INCOME TAXES

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future. Such deferred income tax asset and liability computations are based on enacted tax laws and rates. Valuation allowances are established when necessary to reduce deferred income tax assets to the amounts expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred income tax assets and liabilities.

REVENUE RECOGNITION

Within the three primary segments (Retail, Packaging, and Construction) that the Company operates, there are a variety of written agreements governing the sale of our products and services. The transaction price is stated at the purchase order level, which includes shipping and/or freight costs and any applicable governmental authority taxes. The majority of our contracts have a single performance obligation concentrated around the delivery of goods to the carrier, Free On Board (FOB) shipping point. Therefore, revenue is recognized when this performance obligation is satisfied. Generally, title and control passes at the time of shipment. In certain circumstances, the customer takes title when the shipment arrives at the destination. However, our shipping process is typically completed the same day.

Certain customer products that we provide require installation by the Company or a third party. Installation revenue is recognized upon completion. If we use a third party for installation, the party will act as an agent to us until completion of the installation. Installation revenue represents an immaterial share of our total net sales.

We utilize rebates, credits, discounts and/or cash-based incentives with certain customers which are accounted for as variable consideration. We estimate these amounts based on the expected amount to be provided to customers and reduce revenues recognized. We believe that there will not be significant changes to our estimates of variable consideration. The allocation of these costs are applied at the invoice level and recognized in conjunction with revenue. Additionally, returns and refunds are estimated on a historical and expected basis which is a reduction of revenue recognized.

Earnings on construction contracts are reflected in operations using over time accounting, under either cost to cost or units of delivery methods, depending on the nature of the business at individual operations, which is in accordance with ASC 606 as revenue is recognized when certain performance obligations are performed. Under over time accounting using the cost to cost method, revenues and related earnings on construction contracts are measured by the relationships of actual costs incurred relative to the total estimated costs. Under over time accounting using the units of delivery method, revenues and related earnings on construction contracts are measured by the relationships of actual units produced relative to the total number of units. Revisions in earnings estimates on the construction contracts are recorded in the accounting period in which the basis for such revisions becomes known. Projected losses on individual contracts are charged to operations in their entirety when such losses become apparent.

Our construction contracts are generally entered into with a fixed price and completion of the projects can range from 6 to 18 months in duration. Therefore, our operating results are impacted by, among many other things, labor rates and commodity costs. During the year, we update our estimated costs to complete our projects using current labor and commodity costs and recognize losses to the extent that they exist.

The following table presents our net sales disaggregated by revenue source (in thousands):

	Year Ended
	December 30,	December 31,	December 25,	2023 vs. 2022	2022 vs. 2021
	2023	2022	2021	% Change	% Change
Point in Time Revenue	$7,069,690	$9,442,794	$8,512,012	(25.1)%	10.9%
Over Time Revenue	148,694	183,945	124,122	(19.2)%	48.2%
Total Net Sales	$7,218,384	$9,626,739	$8,636,134	(25.0)%	11.5%

The Construction segment comprises the construction contract revenue shown above. Construction contract revenue is primarily made up of site-built and framing customers.

The following table presents the balances of over time accounting accounts on December 30, 2023 and December 31, 2022 which are included in “Other current assets” and “Accrued liabilities: Other”, respectively (in thousands):

	December 30,	December 31,
	2023	2022
Cost and Earnings in Excess of Billings	$3,572	$6,798
Billings in Excess of Cost and Earnings	9,487	10,184

SHIPPING AND HANDLING OF PRODUCT

Shipping and handling costs that are charged to and reimbursed by the customer are recognized as revenue. Costs incurred related to the shipment and handling of products are classified in cost of goods sold.

SHARE-BASED COMPENSATION

We account for share-based awards in accordance with ASC Topic 718, Compensation – Stock Compensation (“ASC 718”), which requires recognition of share-based compensation costs in financial statements based on fair value. Compensation cost is recognized over the period during which an employee is required to provide services in exchange for the award (the requisite service period). Forfeitures are recognized as they occur.

EARNINGS PER SHARE

Earnings per share (“EPS”) is computed using the two-class method. The two-class method determines EPS for each class of common stock and participating securities according to dividends and their respective participation rights in undistributed earnings. Participating securities include non-vested shares of restricted stock in which the participants have non-forfeitable rights to dividends during the performance period. EPS, basic and diluted, is calculated by dividing net earnings attributable to controlling interest, net of applicable taxes, by the weighted average number of shares of common stock outstanding for the period. The computation of EPS is as follows (in thousands):

	December 30,	December 31,	December 25,
	2023	2022	2021
Numerator:
Net earnings attributable to controlling interest	$514,312	$692,651	$535,640
Adjustment for earnings allocated to non-vested restricted common stock equivalents	(25,139)	(27,488)	(17,342)
Net earnings for calculating EPS	$489,173	$665,163	$518,298
Denominator:
Weighted average shares outstanding	62,683	62,667	62,209
Adjustment for non-vested restricted common stock equivalents	(3,064)	(2,487)	(2,014)
Shares for calculating basic EPS	59,619	60,180	60,195
Effect of dilutive restricted common stock equivalents	1,020	473	159
Shares for calculating diluted EPS	60,639	60,653	60,354
Net earnings per share:
Basic	$8.21	$11.05	$8.61
Diluted	$8.07	$10.97	$8.59

USE OF ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. We believe our estimates to be reasonable; however, actual results could differ from these estimates.